Exhibit 99.1

405 S 8th Street #201, Boise, ID 83702

NEWS RELEASE

August 14, 2023

Perpetua Resources Appoints Vice President of Projects

Michael Wright further strengthens management team as Stibnite Gold Project advances towards a construction decision

BOISE, ID – Perpetua Resources Corp. (Nasdaq: PPTA / TSX: PPTA) (“Perpetua Resources” or “Perpetua” or the “Company”) announced today that Michael Wright has been appointed Vice President, Projects for Perpetua Resources and will lead the Stibnite Gold Project (the “Project”) joining Perpetua’s executive team effective immediately. Mr. Wright will lead the construction readiness activities currently underway for the Project as the Company continues to advance permitting. The Stibnite Gold Project is one of the highest-grade open pit gold projects in the U.S., is designed to apply a responsible mining approach to restore an abandoned mine site and is positioned to be the only domestic mined source of the critical mineral antimony.

“We are pleased to welcome Michael Wright to Perpetua Resources as we advance toward a construction decision for the Stibnite Gold Project,” said Laurel Sayer, Chief Executive Officer of Perpetua Resources. “As a key member of our executive team, Michael will report to me and oversee all Engineering, Procurement and Construction Management activities from selection, engineering, pre-construction planning to construction and commissioning. Michael brings a strong technical background and significant project experience which complement our diverse leadership team and we are thrilled to welcome another Idahoan to our team.”

Michael Wright is an accomplished mining project development professional with 20 years of experience and has a proven track record of developing complex, multi-billion-dollar projects around the world. He holds a Bachelor of Science degree from the University of Idaho and a Master of Science in Construction Management from the University of Washington. Mr. Wright has worked on owners’ teams and on Engineering, Procurement and Construction Management teams in the Americas, Europe, Africa and Asia. He has held project and construction leadership roles with Bechtel Corporation, Ausenco Limited, Fluor Corporation and Newmont Corporation and, most recently, Teck Resources Ltd.

“As an Idahoan myself, I am excited to join the Perpetua Resources team and help bring the Stibnite Gold Project back into operation and restore the site after a decade of study and regulatory review,” said Michael Wright. “I have always emphasized driving productivity while maintaining the highest safety and environmental standards, and I look forward to leading the development of this world class gold-antimony deposit and supporting responsible economic growth for Idaho.”

Perpetua anticipates a Final Environmental Impact Statement (“FEIS”) and Draft Record of Decision (“DROD”) for the Stibnite Gold Project by the end of 2023 and a Final Record of Decision (“ROD”) in early 2024 based on the latest schedule from the U.S. Forest Service (“USFS”). The Company received a Critical Minerals Award from the Department of Defense, under the Defense Production Act Title III program, to advance permitting and begin construction readiness for the Project. Preconstruction activities are underway now to be construction ready as early as the summer of 2024.

Responsible Mining. Critical Resources. Clean Future.

For further information about Perpetua Resources Corp., please contact:

Chris Fogg

Investor Relations Manager

chris.fogg@perpetuacorp.us

Info@perpetuacorp.us

Mckinsey Lyon

Vice President External Affairs

media@perpetua.us

Website: www.perpetuaresources.com

About Perpetua Resources and the Stibnite Gold Project

Perpetua Resources Corp., through its wholly owned subsidiaries, is focused on the exploration, site restoration and redevelopment of gold-antimony-silver deposits in the Stibnite-Yellow Pine district of central Idaho that are encompassed by the Stibnite Gold Project.  The Project is one of the highest-grade, open pit gold deposits in the United States and is designed to apply a modern, responsible mining approach to restore an abandoned mine site and produce both gold and the only mined source of antimony in the United States. Further advancing Perpetua Resources’ environmental, social and governance (“ESG”) and sustainable mining goals, the Project will be powered by the lowest carbon emissions grid in the nation and a portion of the antimony produced from the Project will be supplied to Ambri, a US-based company commercializing a low-cost liquid metal battery essential for the low-carbon energy transition. Perpetua Resources has been awarded a Technology Investment Agreement of $24.8 million in Defense Production Act Title III funding to advance construction readiness and permitting of the Project. Antimony trisulfide from Stibnite is the only known domestic source of antimony that can meet U.S. defense needs for many small arms, munitions, and missile types. In addition to the company’s commitments to transparency, accountability, environmental stewardship, safety and community engagement, Perpetua Resources adopted formal ESG commitments which can be found here.

Responsible Mining. Critical Resources. Clean Future.

Forward-Looking Information and Cautionary Note

Statements contained in this news release that are not historical facts are "forward-looking information" or "forward-looking statements" (collectively, "Forward-Looking Information") within the meaning of applicable Canadian securities legislation and the United States Private Securities Litigation Reform Act of 1995. Forward-Looking Information includes, but is not limited to, disclosure regarding possible events, next steps and courses of action including environmental clean up actions by us and our contractors; our ability to comply with and obtain permits related to the Stibnite Gold Project; actions to be taken by the Department of Defense, USFS, the State of Idaho and other government agencies and regulatory bodies; our ability to successfully implement and fund the Project and the occurrence of the expected benefits from the Project; the timing of updates from the USFS related to the Stibnite Gold Project, including with respect to the FEIS, DROD and ROD; predictions regarding improvements to environmental conditions at the site; our ability to achieve our environmental, social and governance (“ESG”) goals; our and Ambri Inc.'s ability to perform under the supply agreement, which agreement is subject to certain conditions, including identification of one or more refiners to transform our antimony concentrate into antimony metal, and mutual agreement on certain material terms, including volume and pricing. In certain cases, Forward-Looking Information can be identified by the use of words and phrases or variations of such words and phrases or statements such as "anticipate", "expect" "plan", "likely", "believe", "intend", "forecast", "project", "estimate", "potential", "could", "may", "will", "would" or "should". In preparing the Forward-Looking Information in this news release, Perpetua Resources has applied several material assumptions, including, but not limited to, assumptions that the full amount of the DPA award will be funded on the expected timeline; assumptions that the current exploration, development, environmental and other objectives concerning the Stibnite Gold Project can be achieved and that its other corporate activities will proceed as expected; that general business and economic conditions will not change in a materially adverse manner and that permitting and operations costs will not materially increase; the review process under the National Environmental Policy Act (including any joint review process involving the USFS, the State of Idaho and other agencies and regulatory bodies) as well as the FEIS will proceed in a timely manner and as expected; that we will be able to obtain sufficient funding to finance permitting, pre-construction and construction of the Project and that all requisite information will be available in a timely manner. Forward-Looking Information involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Perpetua Resources to be materially different from any future results, performance or achievements expressed or implied by the Forward-Looking Information. Such risks and other factors include, among other things, changes in laws and regulations and changes in the application of standards pursuant to existing laws and regulations; which may result in unforeseen results in the permitting process; uncertainty surrounding input to be received from regulators and community stakeholders; risks related to dependence on key personnel; risks related to unforeseen delays in the review process including availability of personnel from the USFS, State of Idaho and other stated, federal and local agencies and regulatory bodies (including, but not limited to, future US government shutdowns); risks related to opposition to the Project; risks related to increased or unexpected costs in operations or the permitting process; risks that necessary financing will be unavailable when needed on acceptable terms, or at all; risks related to the outcome of litigation and potential for delay of the Project, as well as those factors discussed in Perpetua Resources’ public filings with the U.S. Securities and Exchange Commission (the “SEC”) and its Canadian disclosure record. Although Perpetua Resources has attempted to identify important factors that could affect Perpetua Resources and may cause actual actions, events or results to differ materially from those described in Forward-Looking Information, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that Forward-Looking Information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on Forward-Looking Information. For further information on these and other risks and uncertainties that may affect the Company’s business and liquidity, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including Perpetua’s Annual Report on Form 10-K filed with the SEC on March 16, 2023 and Quarterly Reports on Form 10-Q filed with the SEC, which are available at www.sec.gov and with the Canadian securities regulators, which are available at www.sedar.com. Except as required by law, Perpetua Resources does not assume any obligation to release publicly any revisions to Forward-Looking Information contained in this news release to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Responsible Mining. Critical Resources. Clean Future.

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